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                                                                    EXHIBIT 10.1

                                  WAIVER NO. 1

            WAIVER NO. 1, dated as of June 29, 2005 (this "WAIVER"), to the Receivables Purchase Agreement, dated as of May 6, 2003 (as amended by that certain Amendment No. 1 dated as of September 25, 2003, that certain Amendment No. 2 dated as of August 5, 2004 and as otherwise amended, supplemented or modified to the date hereof, the "RECEIVABLES PURCHASE AGREEMENT"), among PolyOne Funding Corporation, a Delaware corporation (the "SELLER"), PolyOne Corporation, an Ohio corporation ("POLYONE"), as the Servicer (as therein defined), the Purchasers (as therein defined), Citicorp USA, Inc., a Delaware corporation, as administrative agent (in such capacity, the "AGENT") for the Purchasers and the other Owners (as therein defined), Citibank, N.A., a national association, as issuing bank (the "ISSUING BANK"), and National City Business Credit, Inc., an Ohio corporation, as the syndication agent. Capitalized terms used herein but not defined herein are used as defined in the Receivables Purchase Agreement.

                                   WITNESSETH:

            WHEREAS, the Seller, the Servicer, the Purchasers, the Issuing Bank and the Agent are party to the Receivables Purchase Agreement and the undersigned Purchasers (the "Consenting Purchasers") constitute the Required Purchasers;

            WHEREAS, the Servicer has notified the Agent that although the Servicer's fiscal quarter ending June 30, 2005 is not yet complete, the Servicer believes that, upon the completion of such fiscal quarter, it may be determined that the Servicer will be unable to comply with the covenant contained in
Section 5.07(a) (Interest Coverage Ratio) (the "Specified Financial Covenant") of the Receivables Purchase Agreement for such fiscal quarter (the "Specified Period");

            WHEREAS, the Seller and the Servicer have requested that the Agent and the Purchasers constituting the Required Purchasers waive compliance with the Specified Financial Covenant; and

            WHEREAS, pursuant to Section 11.01 (Amendments, Etc.) of the Receivables Purchase Agreement, the consent of the Required Purchasers is required to waive the provisions of the Receivables Purchase Agreement as set forth herein;

            NOW, THEREFORE, in consideration of the premises and the covenants and obligations contained herein the parties hereto agree as follows:

      SECTION 1. WAIVER. Effective as of the Waiver Effective Date (as defined below) and subject to the satisfaction (or due waiver) of the conditions set forth in Section 2 (Conditions Precedent to Effectiveness) hereof, the Consenting Purchasers, constituting the Required Purchasers, and the Agent hereby waive compliance by the Servicer during the Specified Period with the Specified Financial Covenant for all purposes under the Receivables Purchase Agreement and the other Transaction Documents.

      SECTION 2. CONDITIONS PRECEDENT TO EFFECTIVENESS. This Waiver shall become effective as of the date first written above when, and only when, each of the following conditions precedent shall have been satisfied (the "WAIVER EFFECTIVE DATE") or duly waived by the Agent:

            (a) CERTAIN DOCUMENTS. The Agent shall have received each of the following, each dated the Waiver Effective Date (unless otherwise agreed by the Agent), in form and substance satisfactory to the Agent and in sufficient copies for each Purchaser:

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                  (i) this Waiver, duly executed by the Seller, the Servicer, the Agent and Purchasers constituting Required Purchasers; and

                  (ii) such customary additional documentation as the Agent may reasonably require.

            (b) FEES AND EXPENSES PAID. The Seller shall have paid to the Agent all obligations of the Seller due and payable under the Transaction Documents as of the date hereof, after giving effect to this Waiver, on or before the later of the date hereof and the Waiver Effective Date and, as set forth in Section 4 (Costs and Expenses) hereof, all costs and expenses of the Agent in connection with the preparation, reproduction, execution and delivery of this Waiver and all other Transaction Documents entered into in connection herewith (other than the reasonable fees and out-of-pocket expenses of counsel for the Agent in connection with this Waiver and the other Transaction Documents, in respect of which fees and out-of-pocket expenses the Agent shall present an invoice to the Seller and the Seller shall pay promptly (and in any event within five Business
Days) after the Waiver Effective Date).

      SECTION 3. REPRESENTATIONS AND WARRANTIES. On and as of the date hereof and as of the Waiver Effective Date, after giving effect to this Waiver, each of the Seller (as to itself) and the Servicer (as to itself) hereby represents and warrants to the Agent and each Purchaser as follows:

            (a) this Waiver has been duly authorized, executed and delivered by the Seller and the Servicer and constitutes a legal, valid and binding obligation of the Seller and the Servicer, enforceable against the Seller and the Servicer in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and to general equitable principles, and the Receivables Purchase Agreement, as modified by this Waiver, constitutes the legal, valid and binding obligation of the Seller and the Servicer, enforceable against the Seller and the Servicer in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and to general equitable principles;

            (b) each of the representations and warranties made by the Seller or the Servicer, as the case may be, contained in Article IV (Representations and Warranties) of the Receivables Purchase Agreement, the other Transaction Documents or in any certificate, document or financial or other statement furnished at any time under or in connection therewith by or on behalf of such Person is true and correct in all material respects on and as of the date hereof, as if made on and as of the date hereof and except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date; provided, however, that references therein to the "Receivables Purchase Agreement" shall be deemed to refer to the Receivables Purchase Agreement as modified by the waiver set forth herein; and

            (c) after giving effect to this Waiver, no Potential Event of Termination or Event of Termination (except for those that may have been duly waived) shall have occurred and be continuing, either on the date hereof or on the Waiver Effective Date.

      SECTION 4. COSTS AND EXPENSES

            The Seller hereby agrees to pay upon receipt of a written invoice therefor in accordance with the terms of Section 11.04 (Costs and Expenses) of the Receivables Purchase Agreement all costs and expenses of the Agent in connection with the preparation, reproduction, execution and delivery of this Waiver and all other Transaction Documents entered into in connection herewith (including, without limitation, the reasonable fees and out-of-pocked expenses of counsel for the Agent with respect thereto and all other Transaction Documents).

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      SECTION 5. REFERENCE TO THE EFFECT ON THE TRANSACTION DOCUMENTS

            As of the Waiver Effective Date, each reference in the Receivables Purchase Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import, and each reference in the other Transaction Documents to the Receivables Purchase Agreement (including, without limitation, by means of words like "thereunder," "thereof" and words of like import), shall mean and be a reference to the Receivables Purchase Agreement as amended or otherwise modified hereby, and this Waiver and the Receivables Purchase Agreement shall be read together and construed as a single instrument.

            (a) Except as expressly modified hereby or specifically waived above, all of the terms and provisions of the Receivables Purchase Agreement and all other Transaction Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

            (b) The execution, delivery and effectiveness of this Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Purchasers, Issuing Bank or the Agent under any of the Transaction Documents, nor constitute a waiver or amendment of any other provision of any of the Transaction Documents or for any purpose except as expressly set forth herein.

            (c) This Waiver is a Transaction Document.

      SECTION 6. EXECUTION IN COUNTERPARTS

            This Waiver may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy or email shall be effective as delivery of a manually executed counterpart of this Waiver.

      SECTION 7. GOVERNING LAW

            This Waiver shall be governed by and construed in accordance with the law of the State of New York.

      SECTION 8. SECTION TITLES

            The section titles contained in this Waiver are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section.

      SECTION 9. NOTICES

            All communications and notices hereunder shall be given as provided in the Transaction Documents.

      SECTION 10. SEVERABILITY

            The fact that any term or provision of this Agreement is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or

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legality of such offending term or provision in any other situation or jurisdiction or as applied to any person

      SECTION 11. SUCCESSORS

            The terms of this Waiver shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

      SECTION 12. WAIVER OF JURY TRIAL

            EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS WAIVER OR ANY OTHER TRANSACTION DOCUMENT.

                                             (SIGNATURE PAGES FOLLOW)

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            IN WITNESS WHEREOF, the parties hereto have caused this Waiver and
Waiver to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                            POLYONE FUNDING CORPORATION,
                                                 as Seller

                                            By: _____________________________
                                                Name:
                                                Title:

                                            POLYONE CORPORATION,
                                                 as Servicer

                                            By: _____________________________
                                                Name:
                                                Title:

                                            CITICORP USA, INC.,
                                                 as Agent and Purchaser

                                            By: _____________________________
                                                Name:
                                                Title:

                                            NATIONAL CITY BUSINESS CREDIT, INC.,
                                                 as Syndication Agent and
                                                 Purchaser

                                            By: _____________________________
                                                Name:
                                                Title:

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                                            THE CIT GROUP/BUSINESS CREDIT, INC.,
                                                 as a Purchaser

                                            By: _____________________________
                                                Name:
                                                Title:

                                            FLEET CAPITAL CORPORATION,
                                                 as a Purchaser

                                            By: _____________________________
                                                Name:
                                                Title:

                                            GMAC COMMERCIAL FINANCE LLC,
                                                 as a Purchaser

                                            By: _____________________________
                                                Name:
                                                Title:

                                            MERRILL LYNCH CAPITAL,
                                                 a division of Merrill Lynch
                                                 Business Financial Services,
                                                 Inc.,
                                                 as an Initial Purchaser

                                            By: _____________________________
                                                Name:
                                                Title:

                                            LASALLE BUSINESS CREDIT, LLC,
                                                 as an Initial Purchaser

                                            By: _____________________________
                                                Name:
                                                Title:

                                            PNC BANK, N.A.,
                                                 as an Initial Purchaser

                                            By: _____________________________
                                                Name:
                                                Title:

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                                            ORIX FINANCIAL SERVICES, INC.,
                                                 as an Initial Purchaser

                                            By: _____________________________
                                                Name:
                                                Title:

                                            U.S. BANK NATIONAL ASSOCIATION,
                                                 as an Initial Purchaser

                                            By: _____________________________
                                                Name:
                                                Title:

                                            WEBSTER BUSINESS CREDIT CORPORATION,
                                                 as an Initial Purchaser

                                            By: _____________________________
                                                Name:
                                                Title: